SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)     June  2,  2005
                                                        ------------------------

                             First Southern Bancorp
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             (Exact Name of Registrant as Specified in its Charter)


           Georgia                       000-50259               58-2635782
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)


                              201 South Main Street
                            Statesboro, Georgia 30458
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                    (Address of Principal Executive Offices)

Registrant's  telephone  number,  including  area  code       (912)  489-7600
                                                         -----------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.     OTHER  EVENTS

     On June 2, 2005, First Southern Bancorp (the "Company") issued a press release announcing its intent to engage in a share reclassification. The transaction will provide for the reclassification of shares of the Company's common stock held by shareholders who are the record holders of 500 or fewer shares into shares of the Company's Series A Preferred Stock, on the basis of one share of preferred stock for each share of common stock held by such shareholders. The transaction is designed to enable the Company to terminate its reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act"). A press release describing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM  9.01.     EXHIBITS

     The  following  exhibit  is  filed  as  part  of  this  report:

     Exhibit          Description
     -------          -----------

     99.1             Press  release  dated  June  2,  2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST  SOUTHERN  BANCORP


Date:  June 2, 2005               By:    /s/ F. Thomas David
                                       -----------------------------------------
                                       F. Thomas David
                                       President and Chief Executive Officer